LOAN AGREEMENT

THIS AGREEMENT is dated effective October 15, 1999

BETWEEN:

IMAGIS TECHNOLOGIES INC., a Company duly incorporated under the laws of the Province of British Columbia and having an office at Suite 1300 - 1075 West Georgia Street, Vancouver, British Columbia, V6E 3C9
(the "Corporation")

AND: REXTON CORPORATION of MC Hatchobori Bldg. 4F, 2-chome,
     11-7 Hatchobori, Chuo-ku, Tokyo 104-0032, Japan

The Parties Whose Names Are Set out in Schedule "A" Hereto,
(Collectively the "Noteholders")

WHEREAS:

(A) The Corporation is desirous of raising money for its corporate purposes and with a view to so doing is desirous of creating and issuing the Notes, the issuance of which is provided for by this agreement;

(B) The Corporation, under the laws relating thereto, is duly authorized to create and issue the Notes to be issued as herein provided;

(C) All necessary resolutions of the directors and shareholders of the Corporation have been duly enacted, passed and/or confirmed and other proceedings taken and conditions complied with to make the creation and issue of the Notes proposed to be issued hereunder and this agreement and the execution thereof legal, valid and binding on the Corporation in accordance with the laws relating to the Corporation;

(D) The foregoing recitals are made as representations and statements of fact by the Corporation;

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NOW THEREFORE IT IS HEREBY COVENANTED, AGREED AND DECLARED as follows:

PART 1

INTERPRETATION

Definitions

1.1 In this agreement and in the Notes, unless there is something in the subject matter or context inconsistent therewith, the expressions following shall have the following meanings, namely:

(a) "this agreement", "hereto", "herein", "hereby", "hereunder", "hereof" and similar expressions refer to this agreement and not any particular Part, Section, subsection, clause, subdivisions or other portion hereof and include any and every instrument supplemental or ancillary hereto;

(b) "business day" means a day which is not a Saturday or Sunday or a civic or statutory holiday in the City of Vancouver, in the Province of British Columbia;

(c) "Closing Date" means the date the principal amount of the Notes has been advanced to the Corporation in full;

(d) "Common Shares" means the common shares without par value in the capital of the Corporation, as such shares exist at the close of business on the date of this agreement; provided that in the event of a subdivision, redivision, reduction, combination or consolidation thereof, or successive such subdivisions, redivisions, reductions, combinations or consolidations, then, subject to adjustments, if any, having been made in accordance with the provisions of S0, "Common Shares" shall thereafter mean the shares resulting from such subdivision, redivision, reduction, combination or consolidation;

(e) "Conversion Price" means $.64 per Common Share, subject to adjustment as provided in S0;

(f) "Corporation's Auditors" or "Auditors of the Corporation" means an independent firm of chartered or certified public accountants duly appointed as auditors of the Corporation;

(g) "Counsel" means a barrister or solicitor or firm of barristers or solicitors or other legal counsel retained or employed by the Corporation;

(h) "director" means a director of the Corporation for the time being and "directors" or 'board of directors" means the board of directors of the Corporation or, if duly constituted and whenever duly empowered, the executive committee of the board of directors of the Corporation for the time being, and reference to action by the directors means action by the directors of the Corporation as a board or action by the said executive committee as such committee;

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(i) "dividends paid in the ordinary course" means cash dividends declared payable on the Common Shares in any fiscal year of the Corporation to the extent that such cash dividends do not exceed, in the aggregate, the greater of:

(i) 200% of the aggregate amount of cash dividends declared payable by the Corporation on the Common Shares in its immediately preceding fiscal year;

(ii) 300% of the arithmetic mean of the aggregate amounts of cash dividends declared payable by the Corporation on the Common Shares in its three immediately preceding fiscal years; and

(iii) 100% of the aggregate consolidated net earnings of the Corporation, before extraordinary items, for its immediately preceding fiscal year;

(j) "Event of Default" means any event specified in S0, continued for the period of time, if any, therein designated;

(k) "Notes" means the notes as set out in the form of certificate outlined in Schedule "B" attached hereto, of the Corporation issued or to be issued hereunder and for the time being outstanding;

(l) "Noteholders" or "holders" means the several persons for the time being entered in the registers hereinafter mentioned as holders of Notes;

(m) "Officers' Certificate" means a certificate signed by the Chairman of the Board, the President or any Vice-President and by another such officers, the Secretary or the Treasurer of the Corporation;

(n) "person" means any individual, corporation, company, partnership, association or trust;

(o) "Redemption Price" has the meaning ascribed thereto in S0;

(p) "Subsidiary" or "Subsidiary Corporation" means any corporation of which more than 50% of the outstanding Voting Shares are owned, directly or indirectly, by or for the Corporation, provided that the ownership of such shares confers the right to elect at least a majority of the board of directors of such corporation and includes any corporation in like relation to a Subsidiary;

(q) "Voting Shares" mean shares of any class in the capital stock of any corporation carrying voting rights under all circumstances, provided that, for the purpose of such definition, shares which only carry the right to vote conditionally on the happening of an event shall not be considered Voting Shares, whether or not such event shall have occurred, nor shall any shares be deemed to cease to be Voting Shares solely by reason of a right to vote accruing to shares of any class or classes by reason of the happening of such event; and

(r) "written direction of the Corporation" means an instrument in writing signed by the Chairman of the Board, the President or a Vice-President and by another of such

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officers, the Secretary, the Treasurer, an Assistant-Secretary or an Assistant-
Treasurer of the Corporation.

Words importing the singular number only shall include the plural and vice versa and words importing the masculine gender shall include the feminine gender and words importing persons shall include firms and corporations and vice versa.

Meaning of "Outstanding"

1.2 Every Note certified and delivered by the Corporation hereunder shall be deemed to be outstanding until it shall be cancelled or delivered to the Corporation for cancellation or moneys for the payment or redemption thereof shall have been set aside under S0, provided that:

(a) Notes which have been partially redeemed, purchased or converted shall be deemed to be outstanding only to the extent of the unredeemed, unpurchased or unconverted part of the principal amount thereof; and

(b) When a new Note has been issued in substitution for a Note which has been lost, stolen or destroyed, only one of such Notes shall be counted for the purpose of determining the aggregate principal amount of Notes outstanding.

Headings, Etc.

1.3 The division of this agreement into Parts and Sections, the provision of a Table of Contents and the insertion of headings are for convenience of reference only and shall not affect the construction or interpretation of this agreement or of the Notes.

Applicable Law

1.4 This agreement and the Notes shall be construed in accordance with the laws of the Province of British Columbia and shall be treated in all respects as British Columbia contracts, and the parties hereby attorn to the exclusive jurisdiction of the courts of the Province of British Columbia.

Day Not a Business Day

1.5 In the event that any day on or before which any action is required to be taken hereunder is not a business day, then such action shall be required to be taken on or before the requisite time on the next succeeding day that is a business day.

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Currency

1.6  All reference to currency herein shall be to lawful money of Canada.

PART 2

THE NOTES

Terms of Notes

2.1 The aggregate principal amount of Notes authorized to be issued under this agreement shall consist of and be limited to $595,200 in lawful money of Canada.

The Notes shall be designated as "8% Convertible Notes", shall be dated as of the date hereof, shall mature on the first anniversary of the Closing Date and shall bear interest (subject to the provisions of S0) from the Closing Date at a rate of 8% per annum, payable after as well as before maturity and after as well as before default, demand and judgement, with interest on amounts in default at the same rate, payable at maturity.

The principal amount of the Notes and interest thereon shall be payable in lawful money of Canada.

Form and Signature of Notes

2.2 The Notes shall be issued only as fully registered Notes in denominations of $1000 and integral multiples thereof. The Notes shall bear such distinguishing letters and numbers as the Corporation may determine.

The Notes may be engraved, printed or lithographed, or partly in one form and partly in another, as the Corporation may determine.

The Notes may be under the seal of the Corporation (or a reproduction thereof which shall be deemed to be the seal of the Corporation) and shall be signed (either manually or by facsimile signature) by the Chairman of the Board, the President or a Vice-President and by another of such officers, the Secretary or the Treasurer of the Corporation. A facsimile signature upon any of the Notes shall for all purposes of this agreement be deemed to be the signature of the person whose signature it purports to be and to have been signed at the time such facsimile signature is reproduced and notwithstanding that any person whose signature, either manual or in facsimile, may appear on the Notes is not, at the date of this agreement or at the date of the Notes or at the date of the certifying and delivery thereof, the Chairman of the Board, the President, a Vice-President, the Secretary or the Treasurer of the Corporation, as the case may be, any such Notes shall be valid and binding upon the Corporation an entitled to the benefits of this agreement.

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Notes to Rank Pari Passu

2.3 The Notes may be issued in such amounts, to such persons and on such terms not inconsistent with the provisions of this agreement, and either at par or at a discount or at a premium, as the directors may determine. Each Note as soon as issued or negotiated shall, subject to the terms hereof, be equally and proportionately entitled to the benefits hereof as if all of the Notes had been issued and negotiated simultaneously.

Commencement of Interest

2.4 All Notes issued hereunder, whether issued originally or in exchange for other Notes, shall bear interest from the Closing Date, or from the last interest payment date on which interest shall have been paid or made available for payment on the outstanding Notes, whichever shall be the later.

Registration of Notes

2.5 The Corporation shall, at all times while any Notes are outstanding, cause to be kept by and at the principal office of the Company in Vancouver, a register of holders in which shall be entered the names and addresses of the holders of Notes and particulars of the Notes held by them respectively, and registers of transfers in which shall be entered the particulars of all transfers of Notes. No transfer of a Note shall be valid unless made by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation.

The holder of a Note may at any time and from time to time have such Note transferred pursuant to the provisions of this Section, in accordance with such reasonable regulations as the Corporation may prescribe. The Corporation shall not be required

(a) to transfer or exchange any Notes on any interest payment date or during a period of 15 business days immediately preceding any such date; or

(b) to transfer or exchange any Notes on the day of any selection by the Corporation of any Notes to be redeemed or purchased or during the 15 preceding business days or thereafter until the mailing of any notice of redemption or purchase; or

(c) to transfer or exchange any Note selected or called for redemption in whole or in part unless upon due presentation thereof such Note or part thereof called for redemption shall be redeemed.

Persons Entitled to Payment

2.6 The person in whose name any Note shall be registered shall be deemed and regarded as the owner thereof for all purposes of this agreement and payment of or on account of the principal of such Note shall be made only to or upon the order in writing of such holder thereof and such payment shall be a good and sufficient discharge to the Corporation and any paying agent for the amounts so paid.

The holder for the time being of any Note shall be entitled to the principal moneys and interest evidenced by such Note, free from all equities or rights of set-off or counterclaim between the Corporation and the original or any intermediate holder thereof and all persons may

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act accordingly and a transferee of a Note shall, after an appropriate form of transfer is lodged with the Corporation and upon compliance with all other conditions in that behalf required by this agreement or by any conditions contained in such Note or by law, be entitled to be entered on the register of holders as the owner of such Note free from all equities or rights of set-off or counterclaim between the Corporation and his transferor or any previous holder thereof, save in respect of equities of which the Corporation is required to take notice by statute or by order of a court of competent jurisdiction.

Delivery to the Corporation by a Noteholder of the receipt of such holder for the principal moneys and interest evidenced by such Note respectively shall be a good discharge to the Corporation, which shall not be hound to enquire into the title of such holder, save as ordered by a court of competent jurisdiction or as required by statute.

Payment of Interest

2.7 As interest on Notes matures (except interest payable at maturity or on redemption which may be paid upon presentation and surrender of such Notes for payment) the Corporation, at least three days prior to each date on which interest on such Notes becomes due, shall forward or cause to be forwarded by prepaid post, to the holder for the time being at his address appearing on the register of holders hereinbefore mentioned, a cheque for such interest (less any tax required by law to be deducted) payable to the order of such holder or holders and negotiable at par at each of the places at which interest upon such Notes is expressed to be payable. The forwarding of such cheque shall satisfy and discharge the liability for the interest on such Notes to the extent of the sum or sums represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque be not paid on presentation; provided that in the event of the non-receipt of such cheque by the holder, or the loss or destruction thereof, the Corporation, upon being furnished with reasonable evidence of such non-receipt, loss or destruction and an indemnity reasonably satisfactory to it, shall issue to such holder a replacement cheque for the amount of such cheque.

Mutilation. Loss. Theft or Destruction

2.8 In case any of the Notes issued hereunder shall become mutilated or be lost, stolen or destroyed, the Corporation, in its discretion, may issue, and shall certify and deliver, a new Note upon surrender and cancellation of the mutilated Note or, in the case of a lost, stolen or destroyed Note, in lieu of an in substitution for the same, and the substituted Note shall be in a form approved by the Corporation and shall be entitled to the benefits of this agreement equally with all other Notes issued or to be issued hereunder without preference or priority one over another. In case of loss, theft or destruction the applicant for a substituted Note shall furnish to the Corporation such evidence of such loss, theft or destruction as shall be satisfactory to them in their discretion and shall also furnish indemnity satisfactory to them in their discretion. The applicant shall pay all reasonable expenses incidental to the issuance of any substituted Note.

Exchanges of Notes

2.9 Notes of any denomination may be exchanged for Notes of any other authorized denomination or denominations, any such exchange to be for Notes of an equivalent aggregate principal amount. Any exchange of Notes shall be made at the office of the Corporation. Any Notes tendered for exchange shall be surrendered to the Corporation and shall be cancelled.

Notes issued in exchange for Notes which at the time of such issue have been selected or called for redemption at a later date shall be deemed to have been selected or called for redemption in the same manner and shall have noted thereon a statement to that effect provided that

(a) Notes which have been selected or called for redemption may not be exchanged for Notes of larger denomination, and

(b) if a Note that has been selected or called for redemption in part is presented for exchange into Notes of smaller denominations, the Corporation shall designate, according to such method as the Corporation shall deem equitable, particular Notes of those issued in exchange, which shall be deemed to have been selected or called for redemption.

Except as herein otherwise provided, upon any exchange of Notes of any denomination for other Notes and upon any transfer of Notes, the Corporation may make a sufficient charge to reimburse it for any stamp or security transfer taxes or other governmental charge required to be paid and, in addition, a reasonable charge for its services, and payment of the said charge shall be made by the party requesting such exchange or transfer as a condition precedent thereto.

PART 3

REDEMPTION AND PURCHASE FOR CANCELLATION OF NOTES

Redemption of Notes

3.1 The Notes shall be redeemable on or before 4:00 p.m. (Vancouver time) on the first anniversary of the Closing Date, in whole at any time or in part from time to time, at the option of the Corporation (in the manner hereinafter provided and in accordance with and subject to the provisions hereinafter set forth) at a price equal to the principal amount thereof to be redeemed plus all accrued and unpaid interest on the principal amount of the Notes or part thereof so redeemed to the date fixed for redemption (the "Redemption Price").

Partial Redemption of Notes

3.2 Partial redemptions shall be effected pro rata to the principal amount of the Notes held by each Noteholder.

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Notice of Redemption

3.3 Notice of intention to redeem any Notes ("Notice") shall be given by or on behalf of the Corporation to the holders of the Notes which are to be redeemed, not less than 15 days prior to the date fixed for redemption, in the manner set out herein, and shall specify that part of the principal amount thereof so to be redeemed, and shall specify the redemption date, the Redemption Price and places of payment and shall state that all interest thereon shall cease from and after such redemption date.

Notes Due on Redemption Dates

3.4 Upon Notice having been given as aforesaid, the Notes so called for redemption shall thereupon be and become due and payable at the Redemption Price, on the redemption date specified in such notice, in the same manner and with the same effect as if it were the date of maturity specified in such Notes, anything therein or herein to the contrary notwithstanding, and from and after such redemption date, if the moneys necessary to redeem such Notes shall have been deposited as hereinafter provided and affidavits or other proof satisfactory to the Noteholders as to the mailing of such Notice shall have been lodged with it, such Notes shall not be considered as outstanding hereunder and interest upon such Notes shall cease to accrue after said date.

Failure to Surrender Notes Called for Redemption

3.5 In case the holder of any such Notes so called for redemption shall within 30 days from the date fixed for redemption fail so to surrender any of his Notes or shall not within such time accept payment of the redemption moneys payable in respect thereof or give such receipt therefor, such redemption moneys shall be set aside in trust for such holder, at such rate of interest as the depository may allow, in some chartered bank in Canada, and such setting aside shall for all purposes be deemed a payment to the Noteholder of the sum so set aside, and to that extent such Notes shall thereafter not be considered as outstanding hereunder and the Noteholder shall have no right except to receive payment out of the moneys so paid and deposited upon surrender and delivery up of the Note or Notes of the Redemption Price of such Note or Notes, plus such interest thereon, if any, as the depository may allow.

Cancellation and Destruction of Notes

3.6 All Notes so redeemed under this Part, and all Notes purchased by the Corporation under this Part, shall forthwith be delivered to the Corporation and shall be cancelled by it and no Notes shall be issued in substitution therefor.

Surrender of Notes for Cancellation

3.7 If the principal moneys due upon any Note issued hereunder shall become payable by redemption or otherwise before the date of maturity thereof, the person presenting such Note for payment must surrender the same for cancellation, the Corporation nevertheless paying or causing to be paid the interest accrued and unpaid thereon (computed on a per diem basis if the date fixed for payment is not an interest due date).

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Conversion on Receipt of Notice

3.8 Upon receipt of Notice given pursuant to S3.3, the holders of the Notes in respect of which Notice was given will have the right, but not the obligation to convert the Notes in respect of which Notice was given into Shares at the lower of $.64 per Share and the average price of the Common Shares as traded on the Vancouver Stock Exchange or any successor exchange for the ten days prior to the date of receipt of the Notice, less the following discounts:

          Average Trading Price         Discount
          up to $0.50                   25%
          $0.51 to $2.00                20%
          above $2.00                   15%

The right to convert as described in this S3.8 shall be exercised in the same manner as the right of conversion described in Part 4, the provisions of which shall apply, mutatis mutandis.

PART 4

CONVERSION OF NOTES

Conversion Privilege and Conversion Price

4.1 Upon and subject to the provisions and conditions of this Part, each Noteholder shall, in addition to its right to convert set out in S3.8, have the right, at his option, at any time prior to 4:00 p.m. (Vancouver time) on the first anniversary of the Closing Date (the "Time of Expiry"), to convert the whole or, in the case of a Note of a denomination in excess of $1,000, any part which is $1,000 or an integral multiple thereof, of the principal amount of such Note into fully paid and non-assessable Common Shares at the Conversion Price. Such right of conversion shall extend only to the maximum number of whole Common Shares into which the aggregate principal amount of the Note or Notes surrendered for conversion at any one time by the holder thereof may be converted in accordance with the foregoing provisions of this Section. Fractional interests in Common Shares shall be adjusted for in the manner provided in S0.

Revival of Right to Convert

4.2 If payment of the Redemption Price is not made in the case of a redemption upon due surrender of such Note, the right to convert such Notes shall, in addition to all other rights that may then accrue to a Noteholder, revive and continue as if such Note had not been called for redemption or tendered in acceptance of the Corporation's offer, respectively.

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Manner of Exercise of Right to Convert

4.3  (a)  The holder of a Note desiring to convert such Note in whole or in part into Common Shares shall surrender such Note to the Corporation at its principal offices in the City of Vancouver together with the Conversion Form on the back of such Note or any other written notice in a form satisfactory to the Corporation, in either case duly executed by the holder or his executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and executed in a manner satisfactory to the Corporation, exercising his right to convert such Note in accordance with the provisions of this Part. Thereupon such Noteholder or, subject to payment of all applicable stamp or security transfer taxes or other governmental charges and compliance with all reasonable requirements of the Corporation, his nominee(s) or assignee(s) shall be entitled to be entered in the books of the Corporation as at the Date of Conversion (or such later date as is specified in S0 as the holder of the number of Common Shares into which such Note is convertible in accordance with the provisions of this Part and, as soon as practicable thereafter, the Corporation shall deliver to such Noteholder or, subject as aforesaid, his nominee(s) or assignee(s), a certificate or certificates for such Common Shares and, if applicable, a cheque for any amount payable under S0.

(b) For the purposes of this Part, a Note shall be deemed to be surrendered for conversion on the date (herein called the "Date of Conversion") on which it is so surrendered in accordance with the provisions of this Part and, in the case of a Note so surrendered by post or other means of transmission, on the date on which it is received by the Corporation at one of its offices specified in subsection (a) of this Section; provided that if a Note is surrendered for conversion on a day on which the register of Common Shares is closed, the person or persons entitled to receive Common Shares shall become the holder or holders of such Common Shares as at the date on which such registers are next reopened.

(c) Any part, being $1,000 or an integral multiple thereof, of a Note of a denomination in excess of $1,000 may be converted as provided in this Part and all references in this indenture to conversion of Notes shall be deemed to include conversion of such parts.

(d) The holder of any Note of which part only is converted shall, upon the exercise of his right of conversion, surrender the said Note to the Corporation, and the Corporation shall cancel the same and shall without charge forthwith certify and deliver to the holder a new Note or Notes in an aggregate principal amount equal to the unconverted part of the principal amount of the Note so surrendered.

(e) The holder of a Note surrendered for conversion in accordance with this Part shall be entitled to receive accrued and unpaid interest in respect thereof up to the interest payment date on or next preceding the Date of Conversion of such Note, but there shall be no payment or adjustment by the Corporation on account of any interest accrued or accruing on such Notes from the date of the latest interest accrued or accruing on such Notes from the date of the latest interest payment date and that in the event that interest cheques are mailed in accordance with S0 the Corporation shall be entitled to the return of such cheque or funds, if such cheque is negotiated, if the Date of Conversion precedes the interest payment date. The Common Shares issued upon such conversion shall rank only in respect of dividends declared in favour of shareholders of record on and after the Date of Conversion or such later date as such holder shall become the holder of record of such Common Shares pursuant to subsection (b) of this S0, from which applicable date they will for all purposes be and be deemed to be issued and outstanding as fully paid and non-assessable Common Shares.

Adjustment of Conversion Price

4.4 The Conversion Price in effect at any date whether the right of conversation is exercised by the Noteholder as contemplated in S0 or by the Corporation as contemplated in S0 shall be subject to adjustment from time to time as follows:

(a) If and whenever at any time prior to the Time of Expiry, the Corporation shall:

(i) subdivide or redivide the outstanding Common Shares into a greater number of Common Shares;

(ii) reduce, combine or consolidate the outstanding Common Shares into a smaller number of Common Shares; or

(iii) issue Common Shares (or securities convertible into or exchangeable for Common Shares) to the holders of all or substantially all of the outstanding Common Shares by way of stock dividend (other than the issue of Common Shares (or securities convertible into or exchangeable for Common Shares) to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares (or securities convertible into or exchangeable for Common Shares) in lieu of dividends paid in the ordinary course on the Common Shares), the Conversion Price in effect on the effective date of such subdivision, redivision, reduction, combination or consolidation or on the record date for such issue of Common Shares (or securities convertible into or exchangeable for Common shares) by way of a stock dividend, as the case may be, shall in the case of the events referred to in clauses (i) and (iii) above, be decreased so that it shall be equal to the price determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the total number of outstanding Common Shares on such effective or record date and the denominator shall be the total of the total number of outstanding Common Shares on such date plus the number of outstanding Common Shares resulting from such subdivision, redivision or dividend (including, in the case where securities convertible into or exchangeable for Common Shares are issued, the number of Common Shares that would have been outstanding had such securities been converted into or exchanged for Common Shares on such effective or record date) or shall, in the case of the events referred to in clause (ii) above, be increased so that it shall be equal to the price determined by multiplying the Conversion Price then in effect by a fraction the numerator of which shall be the total number of outstanding Common Shares on such effective or record date and the denominator shall be the total number of outstanding Common Shares resulting from such reduction, combination or consolidation on such effective or record date. Such adjustment shall be made successively whenever any event referred to in this S0 shall occur; any such issue of Common Shares (or securities convertible into or exchangeable for Common Shares) by way of a stock dividend

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for the purpose of calculating the number of outstanding Common
Shares under S0 and 0 of this S0; to the extent that any such securities convertible into or exchangeable for Common Shares are not converted into or exchanged for Common Shares prior to the expiration of the conversion or exchange right, the Conversion Price shall be readjusted effective as at the date of such expiration to the Conversion Price which would then be in effect based upon the number of Common Shares actually issued on the exercise of such conversion or exchange right.

(b) If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the issuance of rights, options or warrants to all or substantially all the holders of its outstanding Common Shares entitling them, for a period expiring not more than 45 days after such record date, to subscribe for or purchase Common Shares (or securities convertible into or exchangeable for Common Shares) at a price per Common Shares (or having a conversion or exchange price per Common Share) less than 95% of the Current Market price of a Common Share on such record date, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date plus a number of Common Shares equal to the number arrived at by dividing the aggregate price of the total number of additional Common Shares offered for subscription or purchase (or the aggregate conversion or exchange price of the securities convertible into or exchangeable for Common Shares so offered) by such Current Market Price per Common Share, and of which the denominator shall be the total number of Common Shares outstanding on such record date plus the total number of additional Common Shares offered for subscription or purchase (or into which the securities convertible into or exchangeable for Common Shares so offered are convertible or exchangeable); any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that any such rights, options or warrants are not so issued or any such rights, options or warrants are not exercised prior to the expiration thereof, the Conversion Price shall be readjusted to the Conversion Price which would then be in effect if such record date had not been fixed or, effective as at the date of such expiration, to the Conversion Price which would then be in effect based upon the number of Common Shares (or securities convertible into or exchangeable for Common Shares) actually issued upon the exercise of such rights, options or warrants, as the case may be.

(c) If and whenever at any time prior to the Time of Expiry the Corporation shall fix a record date for the making of a distribution to all or substantially all the holders of its outstanding Common Shares of

(i) shares of any class other than Common Shares (or other than securities convertible into or exchangeable for Common Shares) and other than shares distributed to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of such shares in lieu of dividends paid in the ordinary course on the Common Shares, or

(ii) rights, options or warrants (other than rights, options or warrants referred to in S0 and rights, options or warrants to subscribe for or purchase Common Shares (or having a conversion or exchange price per Common Share) not less than 95% of the Current Market Price of a Common Share on such record date), or

(iii)     evidences or its indebtedness, or

(iv) assets (excluding dividends paid in the ordinary course) then, in each such case, the Conversion Price shall be adjusted immediately after such record date so that it shall equal the price determined by multiplying the Conversion Price in effect on such record date by a fraction, of which the numerator shall be the total number of Common Shares outstanding on such record date multiplied by the Current Market price per Common Share on such record date, less the fair market value (as determined by the hoard of directors, which determination shall be conclusive) of such shares, rights, options, warrants, evidences of indebtedness or assets so distributed, and of which the denominator shall be the total number of Common Shares outstanding on such record date multiplied by such Current Market Price per Common Share; any Common Shares owned by or held for the account of the Corporation shall be deemed not to be outstanding for the purpose of any such computation; such adjustment shall be made successively whenever such a record date is fixed; to the extent that such distribution is not so made, the Conversion Price shall be readjusted to the Conversion price which would then be in effect if such record date had not been fixed or to the Conversion Price which would then be in effect based upon such shares or rights, options or warrants or evidences of indebtedness or assets actually distributed, as the case may be; in clause
(iv) of this S0 the term "dividends paid in the ordinary course" shall include the value of any securities or other property or assets distributed in lieu of cash dividends paid in the ordinary course at the option of shareholders.

(d) For the purpose of any computation under subsections (b) or (c) of this Section, the "Current Market Price" per Common Share at any date shall be the weighted average price per share at which Common Shares have traded for 20 consecutive trading days commencing not more than 30 trading days before such date on the Vancouver Stock Exchange, or, if the Common Shares are not listed thereon, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors or, if the Common Shares are not listed on any stock exchange, then on the over-the-counter market. The weighted average price shall be determined by dividing the aggregate sale price of all Common Shares sold on the said exchange or market, as the case may be, during the said 20 consecutive trading days by the total number of Common Shares so sold.

(e) In the case of any reclassification of, or other change in, the outstanding Common Shares of the Corporation other than a subdivision, reduction, combination or consolidation, the Conversion Price shall be adjusted in such manner, if any, and at such time, as the directors determine to be appropriate on a basis consistent with this S0.

(f) In any case in which this S0 shall require that an adjustment shall become effective immediately after a record date for an event referred to herein, the Corporation may defer, until the occurrence of such event, issuing to the holder of any Note converted after such record date and before the occurrence of such event the additional Common Shares issuable upon such conversion by reason of the adjustment required by such event before giving effect to such adjustment; provided, however, that the Corporation shall deliver to such holder an appropriate instrument evidencing such holder's right to receive such additional Common Shares upon the occurrence of the event requiring such adjustment and the right to receive any distributions made on such additional Common Shares declared in favour of holders of record of Common Shares on and after the Date of Conversion or such later date as such holder would, but for the provisions of this S0, have become the holder of record of such additional Common Shares pursuant to S0.

(g) The adjustments provided for in this S0 are cumulative and shall apply to successive subdivisions, redivisions, reductions, combinations, consolidations, distributions, issues or other events resulting in any adjustment under the provisions of this Section, provided that, notwithstanding any other provision of this Section, no adjustment of the Conversion Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Conversion Price then in effect; provided however, that any adjustments which by reason of this S0 are not required to be made shall be carried forward and taken into account in any subsequent adjustment.

(h) In the event of any question arising with respect to the adjustments provided in this S0, such question shall be conclusively determined by a firm of chartered accountants appointed by the Corporation (who may be the Auditors of the Corporation); such accountants shall have access to all necessary records of the Corporation and such determination shall be binding upon the Corporation and the Noteholders.

(i) No adjustment in the Conversion Price shall be made in respect of any event described in S0, 0 or 0 if the holders of the Notes are entitled to participate in such event on the same terms mutatis mutandis as if they had converted their Notes prior to the effective date or record date, as the case may be, of such event.

No Requirement To Issue Fractional Common Shares

4.5 The Corporation shall not be required to issue fractional Common Shares upon the conversion of Notes pursuant to this Part. If more than one Note shall be surrendered for conversion at one time by the same holder, the number of whole Common Shares issuable upon conversion thereof shall be computed on the basis of the aggregate principal amount of such Notes to be converted. If any fractional interest in a Common Share would, except for the provisions of this Section, be deliverable upon the conversion of any principal amount of Notes, the Corporation shall, in lieu of delivering any certificate of such fractional interest, satisfy such fractional interest by paying to the holder of such surrendered Note an amount in lawful money of Canada equal (computed to the nearest cent) to the appropriate fraction of the value (being the last reported sale price or, if none, the mean between the closing bid and ask quotations on the Vancouver Stock Exchange or if the Common Shares are not then listed on the Vancouver Stock Exchange, on such stock exchange on which the Common Shares are listed as may be selected for such purpose by the directors or, if the Common Shares are not listed on any stock exchange, a value determined by the directors) of a Common Share on the business day next preceding the Date of Conversion.

Corporation To Reserve Shares

4.6 The Corporation covenants that it will at all times reserve and keep available out of its authorized Common Shares, solely for the purpose of issue upon conversion of Notes as in this Part provided, and conditionally allot to Noteholders who may exercise their conversion rights hereunder, such number of Common Shares as shall then be issuable upon the conversion of all outstanding Notes The Corporation covenants that all Common Shares which shall be so issuable shall be duly and validly issued as fully paid and non-assessable.

Taxes and Charges on Conversion

4.7 The Corporation will from time to time promptly pay for the payment of any and all taxes and charges which may be imposed by the laws of Canada or any province thereof (except income tax or security transfer tax, if any) which shall be payable with respect to the issuance or delivery to the holders of Notes, upon the exercise of their right of conversion, of Common Shares pursuant to the terms of the Notes and of this indenture.

Cancellation of Converted Notes

4.8 All Notes converted in whole or in part under the provisions of this Part shall be forthwith delivered to and cancelled by the Corporation and, subject to the provisions of S0 of S0, no Note shall be issued in substitution therefor.

Notice of Special Matters

4.9 The Corporation covenants that, so long as any Note remains outstanding, it will give notice to the Noteholders in the manner provided in S0, of its intention to fix a record date or an effective date for any event referred to in S0, 0, 0 or 0 of S0 (other than the subdivision, redivision, reduction, combination or consolidation of its Common Shares) which may give rise to an adjustment in the Conversion Price, and, in each case, such notice shall specify the particulars of such event and the record date and the effective date for such event; provided that the Corporation shall only be required to specify in such notice such particulars of such event as shall have been fixed and determined on the date on which such notice is given. Such notice shall be given not less than 14 days in each case prior to such applicable record date or effective date.

Conversion by Corporation

4.10 Upon and subject to the provisions and conditions of this Part and provided that it shall not be unlawful to do so, the Corporation shall have the right, at its option, on or prior to the Time of Expiry, to convert the whole or, in the case of a Note in a denomination in excess of $1,000, any part which is $1,000 or an integral multiple thereof, of the principal amount of any Note which may be outstanding at the Time of Expiry into fully paid and non-assessable Common Shares at the lowest price permissible by the Vancouver Stock Exchange or any successor exchange, but in any event, not less than $.15 per Common Share.

PART 5

COVENANTS OF THE CORPORATION

The Corporation hereby covenants and agrees with the Noteholders as follows:

To Pay Principal, Premium and Interest

5.1 That the Corporation will duly and punctually pay or cause to be paid to every Noteholder the principal of and interest accrued on the Notes of which he is the holder, and premium, if any, thereon, on the dates, at the places, in the moneys, and in the manner mentioned herein and in the Notes.

To Carry on Business

5.2 That, subject to the express provisions hereof, the Corporation will carry on and conduct its business in a proper and efficient manner; and at all reasonable times it will furnish or cause to be furnished to the Noteholders or its duly authorized agent or attorney such information relating to the business of the Corporation and the Subsidiaries as the Noteholder may reasonably require; and, subject to the express provisions hereof, it will do or cause to be done all things necessary to preserve and keep in full force and effect is corporation existence and rights.

To Provide Financial Statements

5.3 That the Corporation will furnish to the Noteholders a copy of all financial statements, and the report, if any, of the Corporation's Auditors thereon, which are furnished to the holders of Common Shares.

Not to Extend Time for Payment of Interest

5.4 That, in order to prevent any accumulation after maturity of unpaid interest, the Corporation will not directly or indirectly be or become a party to or approve any such arrangement by purchasing or funding any interest on Notes or in any other manner. In case the time for the payment of any such interest shall be so extended, whether or not such extension be by or with the consent of the Corporation, notwithstanding anything herein or in the Notes contained, such interest shall not be entitled in case of default hereunder to the benefits of this agreement except subject to the prior payment in full of all interest on Notes the payment of which has not been so extended.

Continued Listing

5.5 That the Corporation shall take all such steps and actions and do all such things that may be required to maintain the listing and posting for trading of the Common Shares of the Corporation on the Vancouver Stock Exchange, or any successor exchange and to maintain its status as a "reporting issuer" not in default of the requirements of the Securities Act and Securities Rules in effect from time to time in the Province of British Columbia.

Securities Qualification Requirements

5.6 (a) That if, in the opinion of Counsel, any instrument (not including a prospectus) is required to be filed with or any permission is required to be obtained from any securities regulatory authority or any other step is required any federal or provincial law before any securities or property which a Noteholder is entitled to receive upon the conversion of a Note may properly and legally be delivered upon the due exercise thereof, the Corporation covenants that it will take all such action, at its expense, as is required or appropriate in the circumstances.

(b) That the Corporation, will give written notice of the issue of Common Shares upon the conversion of Notes, in such detail as may be required, to each securities commission or similar regulatory authority in each jurisdiction in Canada in which there is legislation requiring the giving of any such notice in order that the subsequent disposition of the Common Shares so issued will not be subject to the prospectus requirements of such legislation.

PART 6

DEFAULT

Acceleration of Maturity

6.1  Upon the happening of any one or more of the following events, namely:

(a) if the Corporation makes default in payment of the principal of any Note when the same becomes due and payable under any provision hereof or of the Notes;

(b) if the Corporation makes default in payment of any interest due on any Note and any such default continues for a period of 30 days;

(c) if a decree or order of a court having jurisdiction in the premises is entered adjudging the Corporation or any Subsidiary, the assets of which are material having regard to the consolidated assets of the Corporation and its Subsidiaries (herein called a "Substantial Subsidiary"), a bankrupt or insolvency or analogous laws, or issuing sequestration or process of execution against, or against any substantial part of, the property of the Corporation or any Substantial Subsidiary, or appointing a receiver of, or of any substantial part of, the property of the Corporation or any Substantial Subsidiary, or ordering the winding up or liquidation of its affairs, and any such decree or order continues unstayed and in effect for a period of 60 days;

(d) if a resolution is passed for the winding up or liquidation of the Corporation or a Substantial Subsidiary except in the course of carrying Out or pursuant to a transaction in respect of which the conditions of S0 are duly observed and performed or if the Corporation or a Substantial Subsidiary institutes proceedings to be adjudicated a bankrupt or insolvent, or consents to the institution of bankruptcy or insolvency proceedings against it under the Bankruptcy and Insolvency Act (Canada) or any other bankruptcy, insolvency or analogous laws, or consents to the filing of any such petition or to the appointment of a receiver of, or of any substantial part of, the property of the Corporation or any Substantial Subsidiary, or makes a general assignment for the benefit of creditors, or admits in writing its inability to pay its debts generally as they become due or takes corporate action in furtherance of any of the aforesaid purposes; or

(e) if the Corporation shall neglect to observe or perform any other covenant or condition herein contained on its part to be observed or performed and, after notice in writing has been given by the Noteholders to the Corporation specifying such default and requiring the Corporation to put an end to the same, the Corporation shall fail to make good such default within a period of 60 days.

then in each and every such event Noteholders may in their discretion, by notice in writing to the Corporation declare the principal of and interest on all Notes then outstanding and all other moneys outstanding hereunder to be due and payable and the same shall forthwith become immediately due and payable, anything therein or herein to the contrary notwithstanding, and the Corporation shall forthwith pay to the Noteholders the principal amount of, and accrued and unpaid interest, together with interest at the rate borne by the Notes on such principal, interest and such other moneys from the date of the said declaration until payment is received by the Noteholders. Such payment when made shall be deemed to have been made in discharge of the Corporation's obligations hereunder.

Waiver of Default

6.2  Upon the happening of any Event of Default hereunder:

(a) the holders of not less than 51% of the principal amount of the Notes then outstanding shall have power (in addition to the powers exercisable by extraordinary resolution as hereinafter provided) by requisition in writing to waive any Event of Default and/or to cancel any declaration made pursuant to S0 shall thereupon waive the Event of Default and/or cancel such declaration upon such terms and conditions as shall be prescribed in such requisition;

provided that no act or omission of the Noteholders in the premises shall extend to or be taken in any manner whatsoever to affect any subsequent Event of Default or the rights resulting therefrom.

Remedies Cumulative

6.3 No remedy herein conferred upon or reserved to the holders of Notes, is intended to be exclusive of any other remedy, but each and every such remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now existing or thereafter to exist by law or by statute.

Judgement Against the Corporation

6.4 The Corporation covenants and agrees that, in case of any judicial or other proceedings to enforce the rights of the Noteholders, judgement may be rendered against it in favour of the Noteholders, for any amount which may remain due in respect of the Notes and the interest thereon and any other moneys owing hereunder.

Immunity of Shareholders and Others

6.5 The Noteholders hereby waive and release any right, cause of action or remedy now or hereafter existing in any jurisdiction against any past, present or future incorporator, shareholder, director or officer of the Corporation or of any successor company for the payment of the principal of or interest on any of the Notes or on any covenant, agreement, representation or warranty by the Corporation herein or in the Notes contained.

PART 7

SATISFACTION AND DISCHARGE

Cancellation and Destruction

7.1 All Notes shall forthwith after payment thereof be delivered to the Corporation and cancelled by it. All Notes cancelled or required to be cancelled under this or any other provision of this agreement shall be destroyed and the Corporation shall furnish a destruction certificate setting out the designating numbers of the Notes so destroyed.

Discharge

7.2 The Corporation shall release and discharge this agreement and execute and deliver such instruments as it shall be advised by Counsel are requisite for that purpose and to release the Corporation from its covenants herein contained, upon proof being that the principal of and interest (including interest on amounts in default, if any), on all the Notes and all other moneys payable hereunder have been paid or satisfied or that, all the Notes having matured or having been duly called for redemption, payment of the principal of and interest (including interest on amounts in default, if any) on such Notes and of all other moneys payable hereunder has been duly and effectually provided for in accordance with the provisions hereof.

PART 8

SUCCESSOR CORPORATIONS

Certain Requirements

8.1 The Corporation shall not, directly or indirectly, sell, lease, transfer or otherwise dispose of all or substantially all of its property and assets as an entirety to any other corporation, and shall not amalgamate or merge with or into any other corporation (any such other corporation being herein referred to as a "successor corporation") unless:

(a) the successor corporation shall execute, prior to or contemporaneously with the consummation of any such transaction, an indenture supplemental hereto together with such other instruments as are satisfactory to the Noteholders and in the opinion of Counsel are necessary or advisable to evidence the assumption by the successor corporation of the due and punctual payment of all the Notes and the interest thereon and all other moneys payable hereunder and the covenant of the successor corporation to pay the same and its agreement to observe and perform all the covenants and obligations of the Corporation under this indenture;

(b) such transaction shall, to the satisfaction of the Noteholders, be upon such terms as substantially to preserve and not to impair any of the rights or powers of the Noteholders hereunder and upon such terms as are in no way prejudicial to the interests of the Noteholders; and

(c) no condition or event shall exist as to the Corporation or the successor corporation either at the time of or immediately after the consummation of any such transaction and after giving full effect thereto or immediately after the successor corporation complying with the provisions of clause (a) above which constitutes or would constitute, after notice or lapse of time or both, an Event of Default

Vesting of Powers in Successor

8.2 Whenever the conditions of S0 have been duly observed and performed the successor corporation shall possess and from time to time may exercise each and every right and power of the Corporation under this agreement in the name of the Corporation or otherwise and any act or proceeding by any provision of this agreement required to be done or performed by any directors or officers of the Corporation may be done and performed with like force and effect by the directors or officers of such successor corporation and thereupon the Corporation may be released and discharged from liability under this agreement and the Corporation may execute any document or documents which it may be advised is or are necessary or advisable for effecting or evidencing such release and discharge.

PART 9

MEETINGS OF NOTEHOLDERS

Right to Convene Meeting

9.1 The Corporation may at any time and from time to time, on receipt of a written request of the Corporation or a written request signed by the holders of not less than 25% in principal amount of the Notes then outstanding and upon being indemnified to its reasonable satisfaction by the Corporation or by the Noteholders signing such request against the costs which may be incurred in connection with the calling and holding of such meeting, convene a meeting of the Noteholders. After receipt of any such request and such indemnity to give notice convening a meeting, the Corporation or such Noteholders, as the case may be, may convene such meeting. Every such meeting shall be held in the City of Vancouver.

Notice of Meetings

9.2 At least 21 days' notice of any meeting shall be given to the Noteholders in the manner provided in S0 and a copy thereof shall be sent by post to the Corporation, unless the meeting has been called by it. Such notice shall state the time when and the place where the meeting is to be held and shall state briefly the general nature of the business to be transacted thereat and it shall not be necessary for any such notice to set out the terms of any resolution to be proposed or any of the provisions of this Part. The accidental omission to give notice of a meeting to any holder of Notes shall not invalidate any resolution passed at any such meeting.

Chairman

9.3 Some person, who need not be a Noteholder, nominated in writing by the Corporation shall be chairman of the meeting and if no person is so nominated, or if the person so nominated is not present within 15 minutes from the time fixed for the holding of the meeting, the Noteholders present in person or by proxy shall choose some person present to be chairman.

Quorum

9.4 Subject to the provisions of S0, at any meeting of the Noteholders a quorum shall consist of Noteholders present in person or by proxy and representing at least 25% in principal amount of the outstanding Notes. If a quorum of the Noteholders shall not be present within 30 minutes from the time fixed for holding any meeting, the meeting, if summoned by the Noteholders or pursuant to a request of the Noteholders, shall be dissolved; but in any other case the meeting shall be adjourned to the same day in the next week (unless such day is a non-business day in which case it shall be adjourned to the next week (unless such day is a non-business day in which case it shall be adjourned to the next following business day thereafter) at the same time and place and no notice shall be required to be given in respect of such adjourned meeting. At the adjourned meeting the Noteholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened notwithstanding that they may not represent 25% of the principal amount of the outstanding Notes. Any business may be brought or dealt with at an adjourned meeting which might have been brought before or dealt with at the original meeting in accordance with the notice calling the same. No business shall be transacted at any meeting unless the required quorum be present at the commencement of business.

Power To Adjourn

9.5 The chairman of any meeting at which a quorum of the Noteholders is present may, with the consent of the holders of a majority in principal amount of the Notes represented thereat, adjourn any such meeting and no notice of such adjournment need be given except such notice, if any, as the meeting may prescribe.

Show of Hands

9.6 Every question submitted to a meeting shall, subject to S0, be decided in the first place by a majority of the votes given on a show of hands. At any such meeting, unless a poll is duly demanded as herein provided, a declaration by the chairman that a resolution has been carried unanimously or by a particular majority or lost or not carried by a particular majority shall be conclusive evidence of the fact. The chairman of any meeting shall be entitled, both on a show of hands and a poll, to vote in respect of the Notes, if any, held by him.

Poll

9.7 On every extraordinary resolution, and on any other question submitted to a meeting, when demanded by the chairman or by one or more Noteholders or proxies for Noteholders holding in the aggregate at least $5,000 principal amount of Notes, a poll shall be taken in such manner and either at once or after an adjournment as the chairman shall direct. Questions other than extraordinary resolutions shall, if a poll be taken, be decided by the votes of the holders of a majority in principal amount of the Noteholders represented at the meeting and voted on the poll.

Voting

9.8 On a show of hands every person who is present and entitled to vote, whether as a Noteholder or as proxy for one or more Noteholders or both, shall have one vote. On a poll each Noteholder present in person or represented by a proxy duly appointed by an instrument in writing shall be entitled to one vote in respect of each $1,000 principal amount Notes of which he shall then be the holder. A proxy need not be a Noteholder. In the case of joint registered holders of a Note, any one of them present in person or by proxy at the meeting may vote in the absence of the other or others; but in case more than one of them be present in person or by proxy, they shall vote together in respect of the Notes of which they are joint registered holders.

Regulations

9.9 The Corporation with the approval of the Noteholders, may from time to time make and from time to time vary or revoke such regulations as it shall from time to time think fit providing for and governing:

(a) the form of the instrument appointing a proxy, which shall be in writing, and the manner in which the same shall be executed and for the production of the authority of any person signing on behalf of a Noteholder;

(b) the deposit of instruments appointing proxies at such place as the Corporation or the Noteholders convening the meeting, as the case may be, may, in the notice convening the meeting, direct and the time, if any, before the holding of the meeting or any adjournment thereof by which the same shall be deposited; and

(c) the deposit of instruments appointing proxies at some approved place or places other than the place at which the meeting is to be held and enabling particulars of such instruments appointing proxies to be electronically mailed before the meeting to the Corporation at the place where the same is to be held and for the voting of proxies so deposited as though the instruments themselves were produced at the meeting.

Any regulations so made shall be binding and effective and the votes given in accordance therewith shall be valid and shall be counted. Save as such regulations may provide, the only persons who will he recognized at any meeting as the holders of any Notes, or as entitled to vote or be present at the meeting in respect thereof, shall be Noteholders and person whom Noteholders have by instrument in writing duly appointed as their proxies.

Corporation May Be Represented

9.10 The Corporation, by its respective officers and directors, and the legal advisers of the Corporation, and the Noteholders, may attend any meeting of the Noteholders, but shall have no vote as such.

Powers Exercisable By Extraordinary Resolution

9.11 In addition to the powers conferred upon them by any other provisions of this agreement or by law, a meeting of the Noteholders shall have the following powers exercisable from time to time by extraordinary resolution:

(a) power to sanction any modification, abrogation, alteration, compromise or arrangement of the rights of the Noteholders against the Corporation, or against its property, whether such rights arise under this agreement or the Notes or otherwise;

(b) power to assent to any modification of or change in or addition to or omission from the provisions contained in this agreement or in any Note which shall be agreed to by the Corporation and execute any agreement supplemental hereto embodying any modification, change, addition or omission;

(c) power to sanction any scheme for the reconstruction or reorganization of the Corporation or for the consolidation, amalgamation or merger of the Corporation with any other corporation or for the sale, leasing, transfer or other disposition of the undertaking, property and assets of the Corporation or any part thereof, provided that no such sanction shall be necessary in respect of any such transaction if the provisions of S0 shall have been complied with;

(d) power to waive any default hereunder or cancel any declaration made to S0 either conditionally or upon any condition specified in such extraordinary resolution;

(e) power to restrain any Noteholder from taking or instituting any suit, action or proceeding for the purpose of enforcing payment of the principal of or interest or premium on the Notes, or for the execution of any trust or power hereunder;

(f) power to direct any Noteholder who, as such, has brought any action, suit or proceeding to stay or discontinue or otherwise deal with the same upon payment, if the taking of such suit, action or proceeding shall have been permitted by S0, of the costs, charges and expenses reasonably and properly incurred by such Noteholder in connection therewith;

(g) power to assent to any compromise or arrangement with any creditor or creditors or any class or classes of creditors, whether secured or otherwise, and with holders of any shares of other securities of the Corporation;

(h) power to appoint a committee with power and authority (subject to such limitations, if any, as may be prescribed in the resolution) to exercise, on behalf of the Noteholders, such of the powers of the Noteholders as are exercisable by extraordinary or other resolution as shall be included in the resolution appointing the committee. The resolution making such appointment may provide for payment of the expenses and disbursements of and compensation to such committee. Such committee shall consist of such number of persons as shall be prescribed in the resolution appointing it and the members need not be themselves Noteholders. Every such committee may elect its chairman and may make regulations respecting its quorum, the calling of its meetings, the filling of vacancies occurring in its number and its procedure generally. Such regulations may provide that the committee may act at a meeting at which a quorum is present or may act by minutes signed by the number of members thereof necessary to constitute a quorum. All acts of any such committee within the committee nor any member thereof shall be liable for any loss arising from or in connection with any action taken or omitted to be taken by them in good faith;

(i) power to authorize the distribution in specie of any shares, bonds, notes or other securities or obligations or cash or other consideration received hereunder or the use or disposal of the whole or any part of such shares, bonds, notes or other securities or obligations or cash or other consideration in such manner and for such purpose as may be deemed advisable and specified in such extraordinary resolution;

(j)  power to bid at any sale of the Corporation's properties or assets or
any part thereof and to borrow     the moneys required to make any deposit at
said sale or pay the balance of the purchase price and to hypothecate, mortgage, pledge, charge, cede and transfer the property or assets so purchased as security for the repayment of the moneys so borrowed and interest thereon, or itself, himself or themselves, as the case may be, to advance such moneys (in which event it, he or they shall have a lien upon the property or assets so purchased for the amount so advanced and interest thereon) and to hold any property or assets so purchased (subject to any hypothec, mortgage, pledge, charge or lien to secure any moneys so borrowed or advanced) in trust for all the holders of the Notes outstanding at the time of such sale pro rata in proportion to the amounts due to them thereon respectively for principal and interest before such sale, and to sell, transfer and convey the whole or any part or parts of the property or assets so purchased for such consideration in cash or in the shares, bonds, notes or other securities or obligations of any company formed or to be formed, or partly in cash and partly in such securities or obligations, and upon such terms and conditions as may be determined by such extraordinary resolution of the Noteholders and, subject to such terms and conditions, to dispose of such cash, shares, bonds, notes or other securities or obligations pursuant to the provisions of clause
(i) of this S0, and until the sale, transfer or conveyance of the whole of such property or assets so purchased to maintain and operate such part of said property and assets as has not been disposed of, and for such purposes to borrow moneys and to hypothecate, mortgage, pledge, charge and cede and transfer the property and assets so purchased or any part thereof, as security for the repayment of the moneys borrowed with interest thereon, or itself, himself or themselves, as the case may be, to advance such moneys (in which event it, he or they shall have a lien or charge upon the property and assets so purchased for the amounts so advanced and interest thereon) and otherwise deal with such property and assets and the proceeds of any sale, transfer or conveyance thereof as the Noteholders may by such extraordinary resolution direct;

(k) power to sanction the exchange of the Notes for or the conversion thereof into shares, bonds, notes or other securities or obligations of the Corporation or of any company formed or to be formed;

(l) power, notwithstanding S0, to authorize the Corporation to grant extensions of time for payment of interest on any of the Notes, whether or not the interest, the payment in respect of which is extended, is at the time due or overdue; and

(m) power to amend, alter or repeal any extraordinary resolution previously passed or sanctioned by the Noteholders or by any committee appointed pursuant to S0.

Meaning of "Extraordinary Resolution"

9.12 (a) The expression "extraordinary resolution" when used in this indenture means, subject as hereinafter in this Part provided, a resolution proposed to be passed as an extraordinary resolution at a meeting of Noteholders (including an adjourned meeting) duly convened for the purpose and held in accordance with the provisions of this Part at which the holders of at least 51% in principal amount of the Notes then outstanding are present in person or by proxy and passed by the favourable votes of the holders of not less than 66-2/3% of the principal amount of Notes represented at the meeting and voted on a poll upon such resolution.

(b) If, at any such meeting, the holders of 51% in principal amount of the Notes outstanding are not present in person or by proxy within 30 minutes after the time appointed for the meeting, then the meeting, if convened by or on the requisition of Noteholders, shall be dissolved; but in any other ease it shall stand adjourned to such date, being not less than 21 nor more than 60 days later, and to such place and time as may be appointed by the chairman. Not less than ten days' notice shall be given of the time and place of such adjourned meeting in the manner provided in S0. Such notice shall state that at the adjourned meeting the Noteholders present in person or by proxy shall form a quorum but it shall not be necessary to set forth the purposes for which the meeting was called or any other particulars. At the adjourned meeting the Noteholders present in person or by proxy shall form a quorum and may transact the business for which the meeting was originally convened and a resolution proposed at such adjourned meeting and passed by the requisite vote as provided in S0 of this Section shall be an extraordinary resolution within the meaning of this indenture, notwithstanding that the holders of 51% in principal amount of the Notes then outstanding are not present in person or by proxy at such adjourned meeting.

(c) Votes on an extraordinary resolution shall always be given on a poll and no demand for a poll on an extraordinary resolution shall be necessary.

Powers Cumulative

9.13 It is hereby declared and agreed that any one or more of the powers or any combination of the powers in this agreement stated to be exercisable by the Noteholders by extraordinary resolution or otherwise may be exercised from time to time any the exercised of any one or more of such owners or any combination of powers from time to time shall not be deemed to exhaust the rights of the Noteholders to exercise the same or any other such power or powers or combination of powers thereafter from time to time.

Minutes

9.14 Minutes of all resolutions and proceedings at every meeting as aforesaid shall be made and duly entered in books to be from time to time provided for that purpose by the Corporation at the expense of the Corporation, and any such minutes as aforesaid, if signed by the chairman of the meeting at which such resolutions were passed or proceedings had, or by the chairman of the next succeeding meeting of the Noteholders, shall be prima facie evidence of the matters therein stated and, until the contrary is proved, every such meeting, in respect of the proceedings of which minutes shall have been made, shall the deemed to have been duly held and convened, and all resolutions passed thereat or proceedings taken thereat, to have been duly passed and taken.

Instruments in Writing

9.15 All actions which may be taken and all powers that may be exercised by the Noteholders at a meeting held as hereinbefore in this Part provided may also be taken and exercised by the holders of 66-2/3% of the principal amount of all the outstanding Notes by an instrument in writing signed in one or more counterparts and the expression "extraordinary resolution" when used in this agreement shall include and instrument so signed.

Binding Effect of Resolutions

9.16 Every resolution and every extraordinary resolution passed in accordance with the provisions of this Part at a meeting of Noteholders shall be binding upon all the Noteholders, whether present at or absent from such meeting, and every instrument in writing signed by Noteholders in accordance with S0 shall be binding upon all the Noteholders, whether signatories thereto or not, and each and every Noteholder shall be bound to give effect accordingly to every such resolution, extraordinary resolution and instrument in writing.

Evidence of Rights of Noteholders

9.17 Any request, direction, notice, consent or other instrument which this agreement may require or permit to be signed or executed by the Noteholders may be in any number of concurrent instruments of similar tenor and may be signed or executed by such Noteholders in person or by attorney duly appointed in writing. Proof of the execution of any such request or other instrument or of a writing appointing any such attorney or (subject to the provisions of this Part with regard to voting at meetings of Noteholders) of the holding by any person of Notes shall be sufficient for any purpose of this indenture if made in the following manner, namely, the fact and date of execution by any person of such request or other instrument or writing may be proved by the certificate of any notary public or other officer authorized to take acknowledgements of deeds to be recorded at the place where such certificate is made, that the person signing such request or other instrument in writing acknowledged to him the execution thereof, or by an affidavit of a witness of such execution or in nay other manner which be considered adequate.

PART 10

NOTICES

Notice to Corporation

10.1 Any notice to the Corporation under the provisions of this indenture shall be valid and effective if given by registered letter, postage prepaid, addressed to the Corporation at Suite 1300 - 1075 West Georgia Street, Vancouver, British Columbia, V6E 3C9, Attention: the President and shall be deemed to have been received on the date of delivery or, if mailed, on the fifth Business Day following the date of the postmark on such notice. The Corporation may from time to time notify the Noteholders in writing of a change of address which thereafter, until changed by like notice, shall be the address of the Corporation for all purposes of this indenture.

If, by reason of a strike, lockout or other work stoppage, actual or threatened, involving postal employees, any notice to be given to the Corporation hereunder could reasonably be considered unlikely to reach its destination, such notice shall be valid and effective only if it is delivered to the named office of the Corporation to which it is addressed or by cable, telegram, telefax or by other means of prepaid, transmitted and recorded communication.

Notice to Noteholders

10.2 Other than in the case of a general disruption or interruption in postal services provided for below, all notices to be given hereunder with respect to the Notes shall be deemed to be validly given to the holders thereof if sent by mail, postage prepaid, by letter or circular addressed to such holders at their post office addresses appearing in any of the registers hereinbefore mentioned and shall be deemed to have been given on the day of mailing. Accidental error or omission in giving notice or accidental failure to mail notice to any Noteholder or the inability of the Corporation to give or mail any notice due to anything beyond the reasonable control of the Corporation shall not invalidate any action or proceeding founded thereon.

All notices with respect to any Note may be given to whichever one of the holders thereof (if more than one) is name first in the registers hereinbefore mentioned, and any notice so given shall be sufficient notice to all holders of or persons interested in such Note.

If by reason of any general interruption or disruption of postal services in Canada, actual or threatened, any notice to be given hereunder with respect to the Notes would reasonably be unlikely to reach its destination within the usual delivery period if sent by mail as provided above in this S0, such notice shall be deemed to have been effectively given to the holders of the Notes if such notice is published

(a) once in each of the City of Vancouver in a daily newspaper in the English language of general circulation in the designated city provided that in the case of notice convening a meeting of Noteholders, the Noteholders may require such additional publication of such notice, in the same or in other cities or both, as it may deem necessary for the reasonable protection of the holders. Any notice so given shall be deemed to have been given on the day by which it has been published in all of the cities in which publication was required (or first published in all such cities if more than one publication in any such city is required).

PART 11

EXECUTION AND FORMAL DATE

Execution

11.1 This agreement shall be executed by each Noteholder in the space provided in Schedule "A" set opposite the name of such Noteholder. This agreement may be executed in several counterparts, each of which when so executed shall be deemed to be an original and such counterparts together shall constitute one and the same instrument.

11.2 This agreement may be executed by facsimile with the same effect as if all parties to this agreement had signed the same document and when so signed shall be deemed to be an original and will be valid and binding as such.

IN WITNESS WHEREOF the parties hereto have executed these presents under their respective corporate seals and the hands of their proper officers in that behalf.

IMAGIS TECHNOLOGIES INC.
Per:

SCHEDULE "A"

Name and Address of Noteholder          Signature of Noteholder

SCHEDULE "B"
No. _____
IMAGIS TECHNOLOGIES INC.
Incorporated under the laws of British Columbia
8% CONVERTIBLE NOTE

DUE *, 2000

Imagis Technologies Inc. (hereinafter referred to as the 'Corporation') for value received hereby promises to pay to the registered holder hereof on *, or on such earlier date as the principal amount hereof may become due in accordance with the provisions of the Indenture hereinafter mentioned, on presentation and surrender of this Note the sum of

*

in lawful money of Canada and to pay interest on the principal amount hereof at the rate of 8% per annum from * or from the last interest payment date on which interest has been paid or made available for payment on the outstanding Notes, whichever is later, in like money at maturity and, should the Corporation at any time make default in the payment of any principal or interest, to pay interest on the amount in default at the same rate, in like money on the same date. As interest on this Note becomes due, the Corporation (except in case of payment at maturity or on redemption at which time payment of interest may be made upon surrender of this Note) shall forward or cause to be forwarded by prepaid post to the registered address of the registered holder of this Note for the time being, or in the case of joint holders to the registered address of whichever of such joint holders is named first in the registers referred to hereafter, a cheque for such interest, less any tax required by law to be deducted, payable to the order or such holder or holders. The forwarding of such cheque shall satisfy and discharge the liability for interest upon this Note to the extent of the sum represented thereby (plus the amount of any tax deducted as aforesaid) unless such cheque is not paid on presentation.

This Note is one of the 8% Convertible Notes (herein referred to as the 'Notes') in the aggregate principal amount of $595,200 in lawful money of Canada issued under a loan agreement (herein referred to as the 'Agreement') dated as of October _____, 1999 and made between the Corporation and the Noteholders, to which Agreement and all instruments supplemental thereto reference is hereby made for a description of the rights and remedies of the holders of the said Notes, of the Corporation and of the terms and conditions upon which the Notes are issued and held, all to the same effect as if the provisions of the Agreement and such instruments supplemental thereto were herein set forth, to all of which provisions the holder of this Note, by acceptance hereof, assents.

The Notes are issuable as fully registered Notes in denominations of $1,000 and in integral multiplies of $1,000. The Notes of any authorized denomination may be exchanged, as provided in the Agreement for Notes of an equal aggregate principal amount in any other authorized denomination or denominations. This Note is a direct obligation of the Corporation ranking equally and rateably with all other notes from time to time issued and outstanding under the Agreement and is not secured by any mortgage, pledge or charge. The Agreement does not restrict the Corporation from incurring additional indebtedness or from mortgaging, pledging or charging its properties to secure any indebtedness.

This Note is convertible at the option of the holder hereof, upon surrender of this Note at the principal office of the Corporation in the City of Vancouver at any time up to close of business on *, 2000, into fully paid and non-assessable common shares without par value ('Common Shares') in the capital of the Corporation, at the Conversion Price specified in the Agreement. The Agreement makes provision for the adjustment for the Conversion Price in events therein specified. This Note is also convertible at the option of the Corporation, on the first anniversary of the Closing Date (as defined in the Agreement) at the lowest price permissible by the Vancouver Stock Exchange or any successor exchange subject to adjustment in the events specified in the Agreement.

This Note may be redeemed at the option of the Corporation on the terms and conditions set out in the Agreement at the Redemption Price therein set out, provided that the Company gives not less than 15 days prior written notice ("Notice") of its intention to redeem the Convertible Notes and the number and amount of Convertible Notes it wishes to redeem (the "Convertible Notes to be Redeemed"). Upon receipt of Notice as aforesaid the undersigned will have the right, but not the obligation, to convert the Convertible Notes to be Redeemed into Shares at the lower of $.64 per Common Share and the average price of the Shares as traded on the Exchange for the ten days prior to the date of receipt of the Notice, less the following discounts:

          Average Trading Price              Discount
          up to $0.50                        25%
          $0.51 to $2.00                     20%
          above $2.00                        15%

The principal hereof may also become or be declared due before stated maturing on the conditions, in the manner, with the effect and at the time set forth in the Agreement. The Agreement contains provisions for the holding of meetings of Noteholders and passing resolutions at such meetings which will bind the Noteholders. Instruments in writing signed by the holders of a specified majority of the Notes outstanding are binding upon all Noteholders, subject to the provisions of the Agreement. This Note may only be transferred, upon compliance with the conditions prescribed in the Agreement, on one of the registers of transfers to be kept at the offices of the Corporation in the City of Vancouver and at such other place or places, if any and/or by such other registrar or registrars, if any, as the Corporation may designate, by the registered holder hereof of this executors or administrators or other legal representatives or his or their attorney duly appointed by an instrument in writing in form and execution satisfactory to the Corporation and upon compliance with such reasonable requirements as the Corporation and/or other registrar may prescribe. This Note shall not become obligatory for any purpose until it shall have been certified by the Corporation under the Agreement.

IN WITNESS WHEREOF Imagis Technologies Inc. has caused its corporate seal to be hereunto affixed and this Note to be signed by the President and Secretary of the Corporation as of *, 1999.


                                   IMAGIS TECHNOLOGIES INC.
By:                                By:
     President                          Secretary